SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2013

EHOUSE GLOBAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-158584	57-1221013
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

7660 Fay Ave., Ste. H #169

La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

858-459-0770

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquition or Disposition of Assets

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; licensing arrangements; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to secure materials and subcontractors; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of Ehouse Global, Inc.

In addition, unless the context otherwise requires and for the purposes of this report only:

“Ehouse ” refers to Ehouse Global, Inc., a Nevada corporation;

“NutraLiquids” refers to NutraLiquids, LLC, a Nevada limited liability company; and

See the Report filed on Form 8-K on July 17, 2013 which describes the Share Exchange Agreement by and among (i) Ehouse (ii) NutraLiquids, and (iii) the shareholders of NutraLiquids, pursuant to which the holders of 100% of the outstanding units of NutraLiquids transferred to us all of the units of NutraLiquids in exchange for the issuance of 52,000,000 shares (the “Shares”) of our common stock (such transaction, the “Share Exchange”).  That 8-K also describes the Spinoff Agreement under which we agreed to sell all of our assets relating to our packaging business in exchange for all of the liabilities specifically associated with the packaging business and the return by Mr. Peplinski of 198,000,000 shares of our common stock.

Accounting Treatment

The merger was accounted for as a reverse acquisition and recapitalization. NutraLiquids is the acquirer for accounting purposes, and Ehouse is the issuer. Accordingly, NutraLiquids' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger will be those of NutraLiquids. No Ehouse operating results from prior to the merger date will be included in reported financial statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding

FORM 10 DISCLOSURES

NutraLiquids was formed by Scott Corlett in 2010 to develop a comprehensive line of natural liquid dietary aids and nutritional supplements. The initial product launch which will take place in 2014 if adequate financing is obtained will include 16 different liquid nutritional products in single serving pouches with some products also available in 30 day supply, 30 ounce bottles. Each product will include vitamins, nutrients and natural ingredients that support its unique claim. The formulation for the products was developed by a team of chemists engaged by and under the direction of Scott Corlett.

Vitamin supplements have traditionally been offered as tablets or pills. However, many vitamins that are in pill form contain a variety of preservatives and fillers that are designed to give them a longer shelf life. Over the past several years liquid supplements have gained increased popularity. Liquid vitamin supplements generally have a higher absorption rate compared to pills and tablets meaning that a user may receive greater benefit from using liquids compared with tablets. The nutrients provided by liquid vitamins and minerals are already dissolved and, therefore, immediately available for absorption. As a result, disintegration and dissolution criteria are absolutely unnecessary. This means liquid delivery systems actually have two opportunities for absorption - first in the stomach and then the small intestine. Solid supplement systems (pills and tablets) must first undergo disintegration and dissolution in the stomach before intestinal absorption can begin.

While there are many competitors in the liquid supplement space, we believe that our offering is unique in the packaging and the diversity of products. The single serving ready to drink market has been overlooked by many competitors. 5 Hour Energy proved this by introducing a single serving two ounce bottled product that has had annual sales of $50 million last in Walmart alone and grosses over $500 million annually.

The specific planned initial product release will consist of:

NutraLiquids

Terms: 1% 30, Net 31
PPD Minimum Ship: [illegible]

PRODUCT	POUCH SIZE	POUCH COST	25-POUCH COST	BOTTLE SIZE	BOTTLE COST	DESCRIPTION
LiquidDaily™	1 OZ	$1.25	$31.25	30 OZ	$21.74	Comprehensive Daily Multivitamin for Adults. Orange-Mango-Pineapple-Banana Flavor.
TrimLite™	1 OZ	$1.25	$31.25	30 OZ	$19.95	Natural Caffeine-Free Diet Aid / Fat Burner. Tangy Berry Flavor
Liquid Vitamin D3	½ OZ	$1.25	$31.25	16 Oz	$11.95	Multi-Benefit Daily Supplement. Cherry Flavor.
Omega369 Blueberry	½ OZ	$1.25	$31.25	–	–	Multi-Benefit Vegetarian Omega 3-6-9 Complex. Blueberry Flavor.
Omega369 Strawberry	½ OZ	$1.25	$31.25	–	–	Multi-Benefit Vegetarian Omega 3-6-9 Complex. Strawberry Flavor.
Omega369 Piña Colada	½ OZ	$1.25	$31.25	–	–	Multi-Benefit Vegetarian Omega 3-6-9 Complex. Piña Colada Flavor.
Cal Mag Zinc Blueberry	1 OZ	$1.25	$31.25	30 OZ	$15.95	Multi-Benefit Mineral Supplement. Blueberry Flavor.
Cal Mag Zinc Strawberry	1 OZ	$1.25	$31.25	30 OZ	$15.95	Multi-Benefit Mineral Supplement. Strawberry Flavor.
Cal Mag Zinc Piña Colada	1 OZ	$1.25	$31.25	30 OZ	$15.95	Multi-Benefit Mineral Supplement. Piña Colada Flavor.
Sportflex™	1 OZ	$1.25	$31.25	30 OZ	$19.95	Joint Health With Antioxidant Superfruit. Cranberry-Trioberry-Cherry-Apple.
LemonadeDetox™	1 OZ	$1.25	$31.25	30 OZ	$19.95	Traditional Lemonade Cleansing Diet Formula. Lemonade Flavor.
KidsDaily™	1 OZ	$1.25	$31.25	–	–	Comprehensive Daily Multivitamin for Children. Orange-Mango-Pineapple-Banana Flavor.
Restera™	1 OZ	$1.25	$31.25	–	–	Natural Sleep Aid. Vanilla Cream Flavor.
ElectricEnergy™	1 OZ	$1.25	$31.25	–	–	Natural Concentrated Energy Shot. Strawberry-Trioberry Flavor.
Airarmor™	1 OZ	$1.25	$31.25	–	–	Natural Herbal Cold & Flu Defense. Lemon-Lime-Tangerine Flavor.
PreFade™	1 OZ	$1.25	$31.25	–	–	Natural Hangover Prevention. Lemon-Lime-Tangerine Flavor.

Independent vendors and contractors will be used to the maximum extent possible by NutraLiquids:

•

Innovative Flex Pak will do the manufacturing and packaging.

•

Bradford Shipping Logistics will do the inventory storage and shipping.

•

Aisle 9 will do the sales and marketing.

NutraLiquids currently has verbal agreements with these service providers. NutraLiquids believes that use of Aisle 9 will get it immediate access to many chains nationwide while Bradford Shipping Logistics will enable shipping to take place anywhere in the country.

NutraLiquids will also sell products on the Internet.

Employees

NutraLiquids currently has two employees - Scott Corlett and Dace Corlett. Dace Corlett is Scott Corlett’s wife. All of the operations will be outsourced in order to allow us to focus on our core competencies of new product development.  Everything from manufacturing to sales to distribution will be outsourced while, internally, we focus on product development.

Facilities

Our principal executive and administrative offices are currently located at 7660 Fay Ave., Ste. H #169, La Jolla, CA 92037

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

ITEM 1A – RISK FACTORS

If any of the following risks develop into actual events, then our business, financial condition, results of operations and/or prospects could be materially adversely affected. If that happens, the market price of our common stock, if any, could decline, and investors may lose all or part of their investment.

Risks Related to the Business

1.

Ehouse has virtually no financial resource or committed sources of debt or equity financing.

Ehouse has virtually no financial resources or committed sources of debt or equity financing. We have negative working capital and a stockholders’ deficit at July 31, 2012. No assurances can be given that we will generate sufficient revenue or obtain necessary financing to continue as a going concern.

2.

Ehouse is and will continue to be completely dependent on the services of our founder and president, Scott Corlett, the loss of whose services may cause our business operations to cease, and we will need to engage and retain qualified employees and consultants to further implement our strategy.

Ehouse’s operations and business strategy are completely dependent upon the knowledge and reputation of Scott Corlett.

Mr.Corlett is under no contractual obligation to remain employed by us.  If he should choose to leave us for any reason or if he becomes ill and is unable to work for an extended period of time before we have hired additional personnel, our operations will likely fail.  Even if we are able to find additional personnel, it is uncertain whether we could find someone who could develop our business along the lines that it currently operates.   We will fail without the services of Mr. Corlett or an appropriate replacement(s).

We intend to acquire key-man life insurance on the life of Mr. Corlett naming us as the beneficiary when and if we obtain the resources to do so and he remains insurable. We have not yet procured such insurance, and there is no guarantee that we will be able to obtain such insurance in the future.  Accordingly, it is important that we are able to attract, motivate and retain highly qualified and talented personnel and independent contractors.

3.

Scott Corlett, our chief executive officer, chief financial officer and chief accounting officer has no meaningful accounting or financial reporting education or experience and, accordingly, our ability to meet Exchange Act reporting requirements on a timely basis will be dependent to a significant degree upon others.

Scott Corlett has no meaningful financial reporting education or experience. He is and will be heavily dependent on advisors and consultants. As such, there is risk about our ability to comply with all financial reporting requirements accurately and on a timely basis.

4.

Many of our likely competitors have significantly greater financial and marketing resources than do we.

Many of our likely competitors have significantly greater financial and marketing resources than do we. Many of these competitors have sophisticated management, are in a position to purchase inventory at the lowest prices and have the ability to advertise in a wide variety of media, including television. There are no assurances that our brand will be successful.

5.

The costs of being a public company could result in us being unable to continue as a going concern.

As a public company, we have to comply with numerous financial reporting and legal requirements, including those pertaining to audits and internal control. The costs of this compliance could be significant. If our revenues do not increase and/or we cannot satisfy many of these costs through the issuance of our shares, we may be unable to satisfy these costs in the normal course of business which would result in our being unable to continue as a going concern.

6.

The costs such as audit fees and legal fees in connection with the preparation of financial reports that we file as a public company reduce or eliminate our ability to earn a profit.

We file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations  promulgated thereunder.  In order to comply with these requirements, our independent registered public accounting firm will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. The incurrence of such costs have a negative effect on our ability to meet our overhead requirements and earn a profit.

We do not have a sufficient number of employees to segregate responsibilities and may be unable to afford increasing our staff or engaging outside consultants or professionals to overcome our lack of employees.

7.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and/or directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.  Our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.  Investors relying upon this misinformation may make an uninformed investment decision.

8.

Having only three directors limits our ability to establish effective independent corporate governance procedures and increases the control of our president.

We have only three directors (including our president and his wife). Accordingly, we cannot establish board committees comprised of independent members to oversee functions like compensation or audit issues. In addition, a tie vote of board members is decided in favor of the chairman, which gives him significant control over all corporate issues.

Until we have a larger board of directors that would include some independent members, if ever, there will be limited oversight of our president’s decisions and activities and little ability for minority shareholders to challenge or reverse those activities and decisions, even if they are not in the best interests of minority shareholders.

Risks Related to Our Common Stock

9.

Shareholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through issuance of additional shares of our common stock.

We have no committed source of financing. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued shares. In addition, if a trading market develops for our common stock, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to market. These actions will result in dilution of the ownership interests of existing shareholders, may further dilute common stock book value, and that dilution may be material.

10.

The interests of shareholders may be hurt because we can issue shares of our common stock to individuals or entities that support existing management with such issuances serving to enhance existing management’s ability to maintain control of our Company.

Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued common shares. Such issuances may be issued to parties or entities committed to supporting existing management and the interests of existing management which may not be the same as the interests of other shareholders. Our ability to issue shares without shareholder approval serves to enhance existing management’s ability to maintain control of our Company.

11.

Our articles of incorporation provide for indemnification of officers and directors at our expense and limit their liability that may result in a major cost to us and hurt the interests of our shareholders because corporate resources may be expended for the benefit of officers and/or directors.

Our articles of incorporation and applicable Nevada law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person's written promise to repay us therefor if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us that we may be unable to recoup.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with our activities, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

12.

Currently, there is no established public market for our securities, and there can be no assurances that any established public market will ever develop or that our common stock will be quoted for trading and, even if quoted, it is likely to be subject to significant price fluctuations.

There is and has never been any established trading market for our common stock, and there is currently no established public market whatsoever for our securities. A trading symbol has been granted (EHOS) which enables the shares of our common stock to be quoted on the OTCBB maintained by FINRA. There can be no assurances as to whether:

(i)

any market for our shares will develop;

(ii)

the prices at which our common stock will trade; or

(iii)

the extent to which investor interest in us will lead to the development of an active, liquid trading market.  Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until our common stock is fully distributed and an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of Ehouse and general economic and market conditions.  No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock.

Because of the anticipated low price of the securities being registered, many brokerage firms may not be willing to effect transactions in these securities.  Purchasers of our securities should be aware that any market that develops in our stock will be subject to the penny stock restrictions.

13.

Any market that develops in shares of our common stock will be subject to the penny stock regulations and restrictions pertaining to low priced stocks that will create a lack of liquidity and make trading difficult or impossible.

The trading of our securities, if any, will be in the over-the-counter market which is commonly referred to as the OTCBB as maintained by FINRA. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations as to the price of our securities.

Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that our shares will be considered to be penny stocks for the immediately foreseeable future. This classification severely and adversely affects any market liquidity for our common stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person's account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.  In order to approve a person's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

•

the basis on which the broker or dealer made the suitability determination, and

•

that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stock in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Additionally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of selling shareholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market. These additional sales practice and disclosure requirements could impede the sale of our securities, if and when our securities become publicly traded. In addition, the liquidity for our securities may decrease, with a corresponding decrease in the price of our securities. Our shares, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, in all likelihood, find it difficult to sell their securities.

14.

The market for penny stocks has experienced numerous frauds and abuses that could adversely impact investors in our stock.

Company management believes that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

•

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

•

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

•

"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by sales persons;

•

Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

•

Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

15.

Any trading market that may develop may be restricted by virtue of state securities “Blue Sky” laws that prohibit trading absent compliance with individual state laws. These restrictions may make it difficult or impossible to sell shares in those states.

There is currently no established public market for our common stock, and there can be no assurance that any established public market will develop in the foreseeable future.  Transfer of our common stock may also be restricted under the securities or securities regulations laws promulgated by various states and foreign jurisdictions, commonly referred to as “Blue Sky” laws.  Absent compliance with such individual state laws, our common stock may not be traded in such jurisdictions.  Because the securities registered hereunder have not been registered for resale under the blue sky laws of any state, the holders of such shares and persons who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue sky law restrictions upon the ability of investors to sell the securities and of purchasers to purchase the securities. These restrictions prohibit the secondary trading of our common stock. We currently do not intend to and may not be able to qualify securities for resale in approximately 17 states which do not offer manual exemptions and require shares to be qualified before they can be resold by our shareholders. Accordingly, investors should consider the secondary market for our securities to be a limited one.

16.

Our board of directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stockholders and with the ability to affect adversely stockholder voting power and perpetuate their control over us.

Our articles of incorporation allow us to issue shares of preferred stock without any vote or further action by our stockholders. Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval, including large blocks of preferred stock. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock.

17.

The ability of our president to control our business may limit or eliminate minority shareholders’ ability to influence corporate affairs.

Our president beneficially owns an aggregate of approximately 83% of our outstanding common stock. Because of his beneficial stock ownership, our president is in a position to continue to elect our board of directors, decide all matters requiring stockholder approval and determine our policies. The interests of our president may differ from the interests of other shareholders with respect to the issuance of shares, business transactions with or sales to other companies, selection of officers and directors and other business decisions. The minority shareholders would have no way of overriding decisions made by our president. This level of control may also have an adverse impact on the market value of our shares because our president may institute or undertake transactions, policies or programs that result in losses, may not take any steps to increase our visibility in the financial community and/or may sell sufficient numbers of shares to significantly decrease our price per share.

18.

A significant portion of our presently issued and outstanding common shares is restricted under rule 144 of the Securities Act, as amended.  When the restriction on any or all of these shares is lifted, and the shares are sold in the open market, the price of our common stock could be adversely affected.

A significant portion of the presently outstanding shares of common stock is considered to be "restricted securities" as defined under Rule 144 promulgated under the Securities Act and may only be sold pursuant to an effective registration statement or an exemption from registration, if available.   Rule 144 provides in essence that a person who is not an affiliate and has held restricted securities for a prescribed period of at least six months if purchased from a reporting issuer or 12 months (as is the case herein) if purchased from a non-reporting Company, may, under certain conditions, sell all or any of his shares without volume limitation, in brokerage transactions.  Affiliates, however, may not sell shares in excess of 1% of the Company’s outstanding common stock each three months. As a result of revisions to Rule 144 which became effective on February 15, 2008, there is no limit on the amount of restricted securities that may be sold by a non-affiliate (i.e., a stockholder who has not been an officer, director or control person for at least 90 consecutive days) after the restricted securities have been held by the owner for the aforementioned prescribed period of time.  A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

All restricted shares of our common stock are owned by our President.

19.

We do not expect to pay cash dividends in the foreseeable future.

We have never paid cash dividends on our common stock. We do not expect to pay cash dividends on our common stock at any time in the foreseeable future. The future payment of dividends directly depends upon our future earnings, capital requirements, financial requirements and other factors that our board of directors will consider. Since we do not anticipate paying cash dividends on our common stock, return on your investment, if any, will depend solely on an increase, if any, in the market value of our common stock.

20.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protection against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Because none of our directors are independent directors, we do not currently have independent audit or compensation committees. As a result, these directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required. However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

21.

You may have limited access to information regarding our business because our obligations to file periodic reports with the SEC could be automatically suspended under certain circumstances.

If at the beginning of any fiscal year, we have fewer than 300 record shareholders and do not file a registration statement on Form 8A (which we have no current plans to file), our reporting obligations under Section 15(d) of the Securities Exchange Act of 1934 may (in our sole discretion) be automatically suspended for that fiscal year. If we no longer submit our filings with the SEC, your access to our business information would then be even more restricted. We are also not required to furnish proxy statements to security holders and our directors, officers and principal beneficial owners will not be required to report their beneficial ownership of securities to the SEC pursuant to Section 16 of the Exchange Act until we have both 500 or more security holders and greater than $10 million in assets.  This means that your access to information regarding our business will be limited.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The financial data for 2012 and 2011 discussed below is derived from the audited financial statements of NutraLiquids, LLC.  The audited financial statements of NutraLiquids for 2012 and 2011 are prepared and presented in accordance with generally accepted accounting principles in the United States. The data discussed below should be read in conjunction with the historical financial statements and related notes of NutraLiquids contained elsewhere herein. The financial statements contained elsewhere fully represent NutraLiquid’s financial condition and operations; however, they are not indicative of our future performance.

Reverse Merger and Spinoff

Effective June 30, 2013, Ehouse entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) Ehouse (ii) NutraLiquids, LLC and (iii) the shareholders of NutraLiquids, pursuant to which the holders of 100% of the outstanding units of NutraLiquids transferred to Ehouse all of the units of NutraLiquids in exchange for the issuance of 52,000,000 shares (the “Shares”) of Ehouse common stock (the “Share Exchange”). As a result of the Share Exchange, NutraLiquids became a wholly-owned subsidiary of Ehouse.

Effective June 30, 2013, Ehouse entered into a Spinoff Agreement with Scott Corlett, its former President and largest shareholder, under which Ehouse assigned and transferred to Mr. Corlett all of Ehouse’s rights, title and interest in and to the operating assets specifically associated with its packaging business in exchange for which Mr. Corlett agreed to assume the operating liabilities specifically associated with the packaging business as defined in the Agreement and return 198,000,000 shares of Ehouse’s common stock owned by him.

As a result of the Spinoff Agreement, Ehouse ceased to be a company engaged in the commercial packaging market. Ehouse’s operations are now conducted through NutraLiquids and primarily consist of development of and plan to sell liquid nutritional beverages.

The merger was accounted for as a reverse acquisition and recapitalization. NutraLiquids is the acquirer for accounting purposes, and Ehouse is the issuer. Accordingly, NutraLiquids' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger are those of NutraLiquids. No Ehouse operating results from prior to the merger date are included in reported financial statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding.

Operations

NutraLiquids is a development stage business that commenced formal operations on November 16, 2010. Prior to commencing formal operations, its President, Scott Corlett, and some colleagues incurred costs of approximately $500,000 to develop the idea of creating a comprehensive line of natural liquid dietary aids and nutritional supplements which could be packaged and sold in single serving pouches. These costs were incurred prior to the commencement of the formal operations and are not included in any of the Company’s financial statements.

Since commencing formal operations, the Company has continued developing the product line, developed marketing approaches and has located entities to manufacture products and packaging and distribute finished products. While no written agreements have been executed, the Company is confident that it has the operational structure in place.

From a marketing perspective, we will emphasize large supermarket and other convenience store chains and will also sell product on the Internet.

The emphasis since developing the product line has been to obtain sources of debt and/or equity financing to enable the production and distribution of our products as well as undertaking a formal marketing program. We are actively seeking such funds but cannot provide a likely forecast as to the timing or success of our efforts. We will commence production and distribution as soon as funds are available to us.

A summary of our operations for the years ended December 31, 2012 and 2011 follows:

	2012	2011	Inception to December 31, 2012

Revenue	$2,812	$-	$2,812
Cost of sales	1,012	-	1,012
	1,800	-	1,800

Expenses
Development costs	10,475	4,250	14,725
Other	18,381	4,797	23,178
Total	28,856	9,047	37,903

Net loss	$(18,686)	$(9,047)	$(36,103)

Development costs are costs associated with developing the products and packaging.

Other expenses are principally postage and travel costs.

Other- net represents the agreed-upon settlement of creditor liabilities for a major discount

Development Stage Company

We are a development stage company as defined by section 915-10-20 of the FASB Accounting Standards Codification. We are still devoting substantially all of our efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of our development stage activities.

Going Concern

The Company is in the development stage and has not begun generating revenues. It has no source of ongoing debt or equity financing.

While the Company is emphasizing new product lines involving the sale liquid nutritional beverages, there are uncertainties as to whether the Company will obtain sufficient financing to introduce and distribute the planned product or, if distributed, there will be sufficient market demand for the products.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Liquidity

Debt and equity financing has been and is being sought from business associates and contacts of our President.

On June 30, 2013, the Company entered into a senior loan agreement with Realty Capital Management Limited (the “Note”) for a loan of $100,000. The loan, which becomes due 365 days after cash proceeds are received by the Company, bears interest at 12% per annum with interest payable in four quarterly payments commencing 90 days after cash proceeds from the loan is received by the Company. The Company received the proceeds from the loan on July 11, 2013.

We will continue to seek financing as necessary but cannot give any assurances that we will be successful in obtaining financing on reasonable terms.

Off Balance Sheet Arrangements

We do not have any transactions, arrangements and other relationships with unconsolidated entities that will affect our liquidity or capital resources. We have no special purpose entities that provide off-balance sheet financing, liquidity or market or credit risk support, nor do we engage in swap agreements, or outsourcing of research and development services, that could expose us to liability that is not reflected on the face of our financial statements.

Recently Issued Accounting Pronouncements

There were no new accounting pronouncements that had or are expected to have a significant impact on the Company’s operating results or financial position.

Critical Accounting Policies

The preparation of financial statements and related notes requires us to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities.

An accounting policy is considered to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimate is made, and if different estimates that reasonably could have been used, or changes in the accounting estimates that are reasonably likely to occur periodically, could materially impact the financial statements.

Financial Reporting Release No. 60 requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements.  There are no critical policies or decisions that rely on judgments that are based on assumptions about matters that are highly uncertain at the time the estimate is made.  Note 2 to the financial statements included in the Company’s Annual Report on Form 10K includes a summary of the significant accounting policies and methods used in the preparation of our financial statements.

Changes in Control of Registrant

Following the execution of the Share Exchange Agreement and the Spinoff Agreement, the former unit holders of NutraLiquids now are controlling shareholders of Ehouse.

The Company’s two former officers and directors, Edward J. Peplinski and Elizabeth Pelinski resigned from all officer and director positions with the Company effective as of the closing of the Spinoff Agreement on June 30, 2013.  Neither resignation was a result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

Immediately following the closing of the merger, our board of directors and executive team were reconstituted to consist of:

•

Scott Corlett, 50, as Chairman, President and Chief Executive Officer. Mr. Corlett founded NutraLiquids in 2010. Since 1984, Mr. Corlett has founded five companies - Livingstone Inc., Corlett Collectables Inc., Nexgift Inc., DesignScape Inc., and PayEnsure. He is a member of MIT’s Birthing of Giants Class of 2001.

•

Michael J. Murray, 66, is a Certified Public Accountant who has been involved with NutraLiquids, LLC since its inception. He has operated Murray & Associates LLC for the past ten years. Mr. Murray has a BBA from the University of Detroit – Mercy and an MBA from Indiana University.

•

Dace Corlett, 45, attended the California Culinary Academy and heads up the liquid formulation and product development for NutraLiquids. Ms. Corlett is married to Scott Corlett.

Possible Potential Conflicts

The OTCBB on which we plan and hope to have our shares of common stock quoted does not have any director independence requirements.

No member of management is or will be required by us to work on a full time basis, although our president currently devotes fulltime to us. Accordingly, certain conflicts of interest may arise between us and our officer(s) and director(s) in that they may have other business interests in the future to which they devote their attention, and they may be expected to continue to do so although management time must also be devoted to our business.  As a result, conflicts of interest may arise that can be resolved only through their exercise of such judgment as is consistent with each officer's understanding of his/her fiduciary duties to us.

Currently we have only one officer and two directors (the same persons) and will seek to add additional officer(s) and/or director(s) as and when the proper personnel are located and terms of employment are mutually negotiated and agreed, and we have sufficient capital resources and cash flow to make such offers.

Code of Business Conduct and Ethics

In January 2009 we adopted a Code of Ethics and Business Conduct which is applicable to our future employees and which also includes a Code of Ethics for our CEO and principal financial officers and persons performing similar functions. A code of ethics is a written standard designed to deter wrongdoing and to promote

•

honest and ethical conduct,

•

full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,

•

compliance with applicable laws, rules and regulations,

•

the prompt reporting violation of the code, and

•

accountability for adherence to the code.

Board of Directors

All directors hold office until the completion of their term of office, which is not longer than one year, or until their successors have been elected.  Our directors’ terms of office expire on December 31, 2014. All officers are appointed annually by the board of directors and, subject to existing employment agreements (of which there are currently none) and serve at the discretion of the board. Currently, our directors receive no compensation for their roles as directors but may receive compensation for their roles as officers.

If we have an even number of directors, tie votes on issues will be resolved in favor of the chairman’s vote.

Involvement in Certain Legal Proceedings

During the past five years, no present director, executive officer or person nominated to become a director or an executive officer of Ehouse:

1.

had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing;

2.

was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from or otherwise limiting his/her involvement in any of the following activities:

i.

acting as a futures commission merchant, introducing broker, commodity trading advisor commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

engaging in any type of business practice; or

iii.

engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

4.

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3) (i), above, or to be associated with persons engaged in any such activity; or

5.

was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated.

Committees of the Board of Directors

Concurrent with having sufficient members and resources, the Ehouse board of directors will establish an audit committee and a compensation committee.  We believe that we will need a minimum of five directors to have effective committee systems. The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls.  The compensation committee will manage any stock option plan we may establish and review and recommend compensation arrangements for the officers. No final determination has yet been made as to the memberships of these committees or when we will have sufficient members to establish committees.

All directors will be reimbursed by Ehouse for any expenses incurred in attending directors' meetings provided that Ehouse has the resources to pay these fees.  Ehouse will consider applying for officers and directors liability insurance at such time when it has the resources to do so.

Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

In January 2013 the Company increased its authorized shares of common stock to 250,000,000. It then purchased 3,000,000 (102,000,000 after giving retroactive effect to the 34 for 1 forward stock split) shares of common stock from Mr. Peplinski for which it issued a $30,000 note that is due on January 29, 2014 and bears interest at the rate of 1.5% per annum. The 3,000,000 shares were retired upon receipt. The Company then declared a 34 for 1 forward split of its common stock.

Effective June 30, 2013, we entered into a Spinoff Agreement with Edward J. Peplinski, who was one of our officers and directors, as well as our largest shareholder, under which we agreed to sell all of our assets relating to our packaging business in exchange for all of the liabilities specifically associated with the packaging business and the return by Mr. Peplinski of 198,000,000 shares of our common stock.

The following table sets forth information known to us regarding beneficial ownership of our common stock as of September 17, 2013 by:

•

each person known or believed by us to own, directly or beneficially, more than 5% of our common stock,

•

each of our directors, and

•

all of our officers and directors as a group.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership	Percent of Class
Common	Scott Corlett	42,900,000(a)	42.98
Common	Dace Corlett	-0-	-0-
Common	Michael J. Murray	5,200,000	5,21
	All Directors and Officers as a group (3 persons)	48,100,000	48.19

(a)

These shares are pledged in connection with a senior loan agreement with Realty Capital Management Limited for a loan of $100,000.

Shareholder Matters

As a Nevada corporation, we are subject to the Nevada Revised Statutes ("NRS" or "Nevada law"). Certain provisions of Nevada law create rights that might be deemed material to our shareholders. Other provisions might delay or make more difficult acquisitions of our stock or changes in our control or might also have the effect of preventing changes in our management or might make it more difficult to accomplish transactions that some of our shareholders may believe to be in their best interests.

Directors' Duties - Section 78.138 of the Nevada law allows our directors and officers, in exercising their powers to further our interests, to consider the interests of our employees, suppliers, creditors and customers. They can also consider the economy of the state and the nation, the interests of the community and of society and our long-term and short-term interests and shareholders, including the possibility that these interests may be best served by our continued independence. Our directors may resist a change or potential change in control if they, by a majority vote of a quorum, determine that the change or potential change is opposed to or not in our best interest. Our board of directors may consider these interests or have reasonable grounds to believe that, within a reasonable time, any debt which might be created as a result of the change in control would cause our assets to be less than our liabilities, render us insolvent, or cause us to file for bankruptcy protection

Amendments to Bylaws - Our articles of incorporation provide that the power to adopt, alter, amend, or repeal our bylaws is vested exclusively with the board of directors. In exercising this discretion, our board of directors could conceivably alter our bylaws in ways that would affect the rights of our shareholders and the ability of any shareholder or group to effect a change in our control; however, the board would not have the right to do so in a way that would violate law or the applicable terms of our articles of incorporation.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to Scott Corlett, our current President and Chief Executive Officer, Chief Financial Officer and Secretary, and Edward J. Peplinski, our former President, Chief Executive Officer and Chief Financial Officer, for all services rendered in all capacities to us in  years ended December 31, 2012 and 2001.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Scott Corlett CEO	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Edward Peplinski CEO	2012	$150,907	-	-	-	-	-	-	$150,907
	2011	$267,980	-	-	-	-	-	-	$267,980

There is no employment contract with Mr. Corlett at this time; nor are there any agreements for compensation in the future. Mr. Corlett’s compensation is not been fixed or based on any percentage calculations. He will make all decisions determining the amount and timing of his compensation. Mr. Corlett’s compensation amounts will be more formalized if and when his annual compensation reaches $275,000.

Outstanding Equity Awards at Fiscal Year End

There are no outstanding equity awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The sole promoter of Ehouse is Scott Corlett, our chief executive officer.

Effective June 30, 2013, we entered into a Spinoff Agreement with Edward J. Peplinski, who was one of our officers and directors, as well as our largest shareholder, under which we agreed to sell all of our assets relating to our packaging business in exchange for all of the liabilities specifically associated with the packaging business and the return by Mr. Peplinski of 198,000,000 shares of our common stock.  This transaction closed on June 30, 2013.  As a result of the Spinoff Agreement we ceased to be a company engaged in the commercial packaging market.  The Spinoff Agreement was approved by a majority of our shareholders and a majority of our non-interested shareholders.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, we do not have an independent director as of September 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHouse Global, Inc.

(Registrant)

Date: October 10, 2013

By: /s/ Scott Corlett

Scott Corlett, Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder

NutraLiquids, LLC

La Jolla, CA

We have audited the accompanying financial statements of NutraLiquids, LLC (the “Company”) which comprise the balance sheets of as of December 31, 2012 and 2011, and the related statements of operations and membership capital (deficit) and cash flows for the years then ended and for the period from inception (November 17, 2010) until December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.2 Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011 and the results of its operations and its cash flows for the years then ended and for the period from inception (November 17, 2010) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that NutraLiquids, LLC will continue as a going concern.  As discussed in Note 3 to the financial statements, NutraLiquids, LLC is a development stage company with a business plan but has not generated any cash flow from operations which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning this matter are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty and has not addressed the recoverability or classification of recorded asset amounts or the amounts or classification of liabilities.  Our opinion is not modified with respect to this issue.

/s/ L. L. Bradford & Company, LLC

Houston, TX

October 9, 2013

NUTRALIQUIDS, LLC

(A Development Stage Company)

Balance Sheets

December 31, 2012 and 2011

	2012	2011
ASSETS
Current Assets:
Cash	$1,606	$113
Total current assets	1,606	113

TOTAL ASSETS	$1,606	$113

LIABILITIES AND MEMBERS’ CAPITAL (DEFICIT)

Current Liabilities:
Accounts payable	$17,709	$8,751
Accrued expenses	-	409
Total current liabilities	17,709	9,160

Members’ Capital (Deficit):
Members share equity	20,000	-
Deficit accumulated during development stage	(36,103)	(9,047)
Total members’ capital (deficit)	(16,103)	(9,047)

TOTAL LIABILITIES AND MEMBERS’ CAPITAL (DEFICIT)	$1,606	$113

See accompanying notes to the financial statements.

NUTRALIQUIDS, LLC

(A Development Stage Company)

Statements of Operations and Membership Equity (Deficit)

For the Years Ended December 31, 2012 and 2011 and for the period from inception (November 17, 2010) to December 31, 2012

	2012	2011	Inception to Date

Revenue	$2,812	$-	$2,812
Cost of sales	1,012	-	1,012
	1,800	-	1,800

Expenses
Development costs	10,475	4,250	14,725
Other	18,381	4,797	23,178
Total	28,856	9,047	37,903

Net loss	$(27,056)	$(9,047)	$(36,103)

Membership Equity (deficit), beginning of period	(9,047)	-	-
Capital contribution	20,000	-	20,000
Membership Equity (Deficit), end of period	$(16,103)	$(9,047)	$(16,103)

See accompanying notes to the financial statements.

NUTRALIQUIDS, LLC

(A Development Stage Company)

Statements of Cash Flows

For the Years Ended December 31, 2012 and 2011 and for the period from inception (November 17, 2010) to December 31, 2012

	2012	2011	Inception to Date

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(27,056)	$(9,047)	$(36,103)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in accounts payable/accrued expenses	8,549	9,160	17,709
Net Cash From (Used in) Operating Activities	(18,507)	113	(18,394)

CASH FROM INVESTING ACTIVITIES	-	-	-

CASH FROM FINANCING ACTIVITIES – Capital contribution	20,000	-	20,000

CHANGE IN CASH	1,493	113	1,606
CASH AT BEGINNING OF PERIOD	113	-	-
CASH AT END OF PERIOD	$1,606	$113	$1,606

See accompanying notes to the financial statements.

NUTRALIQUIDS, LLC

(A Development Stage Company)

Notes to Financial Statements

NOTE 1 – ACCOUNTING POLICIES AND BASIS OF PRESENTATION

NutraLiquids, LLC is a limited liability company formed in 2010 and is a development stage company involved in the development of and planned sale of liquid nutritional beverages. There were no activities prior to January 1, 2011.

Subsequent Event

Effective June 30, 2013, NutraLiquids entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) Ehouse Global, Inc. (ii) NutraLiquids, LLC and (iii) the shareholders of NutraLiquids, pursuant to which the holders of 100% of the outstanding units of NutraLiquids transferred to Ehouse all of the units of NutraLiquids in exchange for the issuance of 52,000,000 shares (the “Shares”) of Ehouse common stock (the “Share Exchange”). As a result of the Share Exchange, NutraLiquids became a wholly-owned subsidiary of Ehouse.

Presentation

The accompanying financial statements consist of the operations of NutraLiquids prior to the effect of the Exchange Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is a development stage company as defined by section 915-10-20 of the FASB Accounting Standards Codification. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of the Company's development stage activities.

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s note payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2012 and 2011.

The Company does not have any assets or liabilities measured at fair value on a recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2012 and 2011.

Income Taxes

The Company is a limited liability company. The results of its operations were included in the personal income tax returns of its unit holders.

Revenue Recognition

The Company will follow paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company evaluates subsequent events from the date of the balance sheet through the date when the financial statements are issued.

Impact of New Accounting Standards

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As reflected in the accompanying financial statements, the Company is in the development stage and had not begun generating substantial revenues at June 30, 2013. It has no source of ongoing debt or equity financing.

While the Company is emphasizing new product lines involving the sale liquid nutritional beverages, there are uncertainties as to whether the Company will obtain sufficient financing to introduce and distribute the planned product or, if distributed, there will be sufficient market demand for the products. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern and the company has not addressed the recoverability or classification of recorded asset amounts or the amounts or classification of liabilities.

NOTE 4 – EQUITY

During 2012, the Company received payments of $20,000 from unit holders. No other cash was received previously from members.

NOTE 5  –  SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of December 31, 2012 through October 9, 2013, the date that these financial statements were issued.  The Management of the Company determined that there were no reportable events that occurred during that subsequent period to be disclosed or record except for the Exchange Agreement described in Note 1.

NOTE 6 – BUSINESS COMBINATION

The Exchange Agreement effective June 30, 2013 resulted in the legal acquisition of NutraLiquids, LLC by Ehouse Global, Inc. in a transaction that will be accounted for as a reverse acquisition. The following Unaudited Proforma Balance Sheets as of December 31, 2012 and 2011 have been prepared assuming that the merger between Ehouse Global, Inc. and NutraLiquids LLC resulting from the Share Exchange Agreement was accounted for as a reverse acquisition and recapitalization. NutraLiquids is the acquirer for accounting purposes, and Ehouse is the issuer. Accordingly, NutraLiquids' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger are those of NutraLiquids. No Ehouse operating results from prior to the effective date of the merger are included in reported statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding.

The Unaudited Proforma Balance Sheets also give retroactive effect to 34 for 1 forward stock split declared in January 2013.

EHOUSE GLOBAL, INC.

PROFORMA BALANCE SHEETS

December 31, 2012 and 2011

(Unaudited)

	2012	2011
ASSETS
Current Assets:
Cash	$1,606	$113
Total current assets	1,606	113

TOTAL ASSETS	$1,606	$113

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
Accounts payable	$17,709	$8,751
Accrued expenses	8,512	8,921
Total current liabilities	26,221	17,672

Stockholders' (Deficit):
Preferred stock: $0.001 par value; 1,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock: $0.001 par value; 250,000,000 shares authorized; 98,800,000 shares issued and outstanding*	98,800	98,800
Additional paid-in capital	20,000	-
Accumulated deficit	(143,415)	(116,359)
Total stockholders’ (deficit)	(24,615)	(17,550)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$1,606	$113